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EXHIBIT 32

                                 CERTIFICATIONS
                       PURSUANT TO 18 U.S.C. SECTION 1350
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Citizens & Northern Corporation (the Corporation) on Form 10-K for the year ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to each of the undersigned's best knowledge and belief:

          (a) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          (b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

                                 CITIZENS & NORTHERN CORPORATION

March 10, 2004               By: Craig G. Litchfield /s/
Date                             -----------------------
                                 Chairman, President and Chief Executive Officer

March 10, 2004               By: Mark A. Hughes /s/
Date                             ------------------
                                 Treasurer and Chief Financial Officer